4

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT



         AMENDMENT dated June 26, 1998, by and among Health Fitness Corporation, a Minnesota corporation ("Borrower"), Health Fitness Rehab, Inc., a Minnesota corporation ("HF Rehab"), The Preferred Companies, Inc., an Arizona corporation ("TPC"), Health Fitness Rehab of Iowa, Inc., an Iowa corporation ("HF Rehab
Iowa"), Duffy & Associates Physical Therapy Corp., an Iowa corporation ("Duffy"), Medlink Corporation, an Iowa corporation ("Medlink"), Medlink Services, Inc., an Iowa corporation ("Medlink Services"), Midlands Physical Therapy, Inc., a Nebraska corporation ("Midlands"), Fitness Centers of America, a California corporation ("Fitness Centers"), Sports & Orthopedic Physical Therapy, Inc., a Minnesota corporation ("Sports Therapy") and International Fitness Club Network, Inc., a Rhode Island corporation, formerly known as David
W. Pickering, Inc. ("IFCN", and together with Sports Therapy, HF Rehab, TPC, HF Rehab Iowa, Duffy, Medlink, Medlink Services, Midlands and Fitness Centers, collectively, "Guarantors" and sometimes referred to individually as a
"Guarantor") and Madeleine L.L.C., a New York limited liability company ("Lender").


                               W I T N E S S E T H

         WHEREAS, Lender and Borrower have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated February 17, 1998, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated February 28, 1998 and Amendment No. 2 to Loan and Security Agreement, dated June 4, 1998 (and as amended hereby and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

         WHEREAS, Borrower and Guarantors have requested certain amendments to the Loan Agreement and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

         1.1 Additional Definition. As used herein, the term "Special Availability Reserve" shall mean a reserve in an amount equal to the Borrowing Base (calculated without regard to the Special Availability Reserve) minus $8,000,000, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, such definition.

         1.2 Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

         2.       Amendments.

                  (a) Borrowing Base. Section 1.8(b) of the Loan Agreement is hereby amended to add the following at the end thereof: "and including the Special Availability Reserve."

                  (b) Loan, Investments, Guarantees. Section 8.7(e) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor: "intentionally omitted."

                  (c) Change in Retained Earnings. Section 8.10 of the Loan Agreement is hereby amended by deleting the reference to the figure "($200,000)" contained therein and substituting the following therefor: "$(650,000)". The parentheses with the number indicate that it is a negative number.

                  (d) Fixed Charge Coverage Ratio. The Section of the Loan Agreement titled "8.10 Fixed Charged Coverage Ratio" is hereby deleted in its entirety and the following substituted therefor:

                  "8.10A Fixed Charged Coverage Ratio. Borrower and each Guarantor shall not permit the Fixed Charge Coverage Ratio for any fiscal quarter to be less than the ratio set forth opposite such fiscal quarter:

                           Fiscal Quarter Ending                  Ratio

                           March 31, 1998                       1.75 to 1
                           June 30, 1998                          .8 to 1
                           September 30, 1998                   1.75 to 1
                           December 31, 1998 and each
                              fiscal quarter thereafter            2 to 1"

         3. Binding Effect. This Amendment has been duly executed and delivered by Borrower and Guarantors and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower and Guarantors contained herein constitute the legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

         4. Conditions Precedent. The effectiveness of the other provisions of this Amendment shall be subject to the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower and Guarantors.

         5. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or proper to effectuate the provisions and purposes of this Amendment.

         7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law or choice of law).

         8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         IN WITNESS WHEREOF, each of the undersigned have caused this agreement to be duly authorized, executed and delivered as of the day and year first above written.


HEALTH FITNESS CORPORATION                 HEALTH FITNESS REHAB, INC.

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell
Title:  Chief Financial Officer            Title:  Chief Financial Officer



DUFFY & ASSOCIATES PHYSICAL                THE PREFERRED COMPANIES, INC.
  THERAPY SERVICES CORP.

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell
Title:  Chief Financial Officer            Title:  Chief Financial Officer



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MEDLINK CORPORATION                        HEALTH FITNESS REHAB OF IOWA, INC.

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell
Title:  Chief Financial Officer            Title:  Chief Financial Officer


MEDLINK SERVICES, INC.                     FITNESS CENTERS OF AMERICA

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell
Title:  Chief Financial Officer            Title:  Chief Financial Officer


SPORTS & ORTHOPEDIC PHYSICAL               INTERNATIONAL FITNESS CLUB
  THERAPY, INC.                              NETWORK, INC.

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell
Title:  Chief Financial Officer            Title:  Chief Financial Officer


MIDLANDS PHYSICAL THERAPY, INC.

By:  /s/ Charles E. Bidwell
Title:  Chief Financial Officer


MADELEINE, L.L.C.

By:  /s/ Daniel E. Wolf
Title:  Managing Director